                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                              __________________

                                   FORM 8-K

                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                Date of report:

                               January 31, 2001


                         Beasley Broadcast Group, Inc.
                         -----------------------------
                         (Exact Name of Registrant as
                             Specified in Charter)


                                    0-29253
                                    -------
                             (Commission File No.)


                                  65-0960915
                                  ----------
                                 (IRS Employer
                              Identification No.)


                                   Delaware
                                   --------
                         (State or Other Jurisdiction
                               of Incorporation)




                         3033 Riviera Drive, Suite 200
                             Naples, Florida 34103
                             ---------------------
                             (Address of Principal
                              Executive Offices)


                                (941) 263-5000
                                --------------
                            (Registrant's telephone
                         number, including area code)
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          On January 31, 2001, Beasley FM Acquisition Corp., an indirect wholly-owned subsidiary of Beasley Broadcast Group, Inc. completed its acquisition of all of the outstanding common stock of Centennial Broadcasting Nevada, Inc. and all of the membership interests in Centennial Broadcasting, LLC for an aggregate purchase price, subject to certain adjustments, of approximately $113.5 million. Centennial Broadcasting Nevada, Inc. owns approximately 18.5% of the membership interests in Centennial Broadcasting, LLC. Centennial Broadcasting, LLC owns the radio stations KJUL-FM, KSTJ-FM and KKLZ-FM in Las Vegas, Nevada and WBYU-AM, WRNO-FM and KMEZ-FM in New Orleans, Louisiana. Beasley Broadcast Group, Inc. financed this acquisition through its credit facility.

          The summary of the transaction described above is qualified by reference to the Equity Interest Purchase Agreement, the First Amendment to the Equity Interest Purchase Agreement and the Second Amendment to the Equity Interest Purchase Agreement, copies of which are exhibits hereto.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)       Financial Statements.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for Beasley Broadcast Group, Inc. to provide the financial statements required by this Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after February 15, 2001.

(b)       Pro Forma Financial Information.

          As of the date of filing of this Current Report on Form 8-K, it is impracticable for Beasley Broadcast Group, Inc. to provide the pro forma financial information required by this Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than 60 days after February 15, 2001.

(c)       Exhibits.

2.1* Equity Interest Purchase Agreement of Centennial Broadcasting Nevada, Inc. and Centennial Broadcasting, LLC, dated June 2, 2000.

2.2** First Amendment to Equity Interest Purchase Agreement of Centennial Broadcasting Nevada, Inc. and Centennial Broadcasting, LLC, dated December 13, 2000.

2.3 Second Amendment to Equity Interest Purchase Agreement of Centennial Broadcasting Nevada, Inc. and Centennial Broadcasting, LLC, dated January 31, 2001.

99.1      Press Release for Equity Interest Purchase Agreement.

* Incorporated by reference to Beasley Broadcast Group, Inc.'s Current Report on Form 8-K dated June 2, 2000
** Incorporated by reference to Beasley Broadcast Group, Inc.'s Current Report on Form 8-K dated December 13, 2000
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


               Beasley Broadcast Group, Inc.


By:                 /s/ George G. Beasley
               -----------------------------
Name:          George G. Beasley
Title:         Chairman of the Board and Chief Executive Officer


By:                 /s/ Caroline Beasley
               -----------------------------
Name:          Caroline Beasley
Title:         Vice President, Chief Financial Officer, Secretary,
                    Treasurer and Director


Date:  January 31, 2001